EXHIBIT 24.1

Aon plc

DIRECTOR AND OFFICER’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director and officer of Aon plc (the “Company”) hereby severally constitutes and appoints Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Gregory C. Case
Gregory C. Case

Aon plc

OFFICER’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned officer of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Christa Davies
Christa Davies

Aon plc

OFFICER’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned officer of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Laurel Meissner
Laurel Meissner

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Lester B. Knight
Lester B. Knight

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Fulvio Conti
Fulvio Conti

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Cheryl A. Francis
Cheryl A. Francis

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Edgar D. Jannotta
Edgar D. Jannotta

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Jan Kalff
Jan Kalff

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ J. Michael Losh
J. Michael Losh

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ R. Eden Martin
R. Eden Martin

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Robert S. Morrison
Robert S. Morrison

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Richard B. Myers
Richard B. Myers

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Richard C. Notebaert
Richard C. Notebaert

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ John W. Rogers, Jr.
John W. Rogers, Jr.

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Gloria Santona
Gloria Santona

Aon plc

DIRECTOR’S POWER OF ATTORNEY
(Registration Statements on Form S-8)

The undersigned director of Aon plc (the “Company”) hereby severally constitutes and appoints Gregory C. Case, Peter Lieb and Ram Padmanabhan, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution in each of them for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Company’s Registration Statements on Form S-8, Registration Nos. 2-79114, 2-82791, 2-86380, 2-91340, 2-91341, 33-27984, 33-42575, 33-59037, 333-55773, 333-103344, 333-106584, 333-145928, 333-145930, 333-168320, 333-174788 and 333-178906 (collectively, the “Registration Statements”), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of April, 2012.

By:	/s/ Carolyn Y. Woo
Carolyn Y. Woo